SUMMARY PROSPECTUS

January 31, 2023

Freedom 100 Emerging Markets ETF

Ticker Symbol: FRDM

Listed on Cboe BZX Exchange, Inc.

Before you invest, you may want to review the statutory prospectus (the “Prospectus”), which contains more information about the Freedom 100 Emerging Markets ETF (the “Fund”) and its risks. You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund, including the Fund’s Statement of Additional Information, online at www.freedometfs.com. You can also get this information at no cost by calling 215-882-9983. The current Prospectus and Statement of Additional Information dated January 30, 2023 are incorporated by reference into this Summary Prospectus.

Freedom 100 Emerging Markets ETF

Fund Summary

Investment Objective

The Freedom 100 Emerging Markets ETF (the “Fund”) seeks to track the total return performance, before fees and expenses, of the Freedom 100 Emerging Markets Index (the “Index”).

Fees And Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.49%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.49%

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year:	Three Years:	Five Years:	10 Years
$50	$157	$274	$616

Portfolio Turnover

The Fund may pay transaction costs, including commissions when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. For the fiscal year ended September 30, 2022, the Fund’s portfolio turnover rate was 8% of the average value of its portfolio.

Principal Investment Strategies

The Fund uses a “passive management” (or indexing) approach to seek to track the total return performance, before fees and expenses, of the Index. The Freedom 100 Emerging Markets Index is a freedom-weighted emerging markets equity index.

Freedom 100 Emerging Markets Index

The Index is designed to track the performance of a portfolio of approximately 100 equity securities in emerging market countries. Country inclusion and weights are determined based on third-party quantified data covering 83 personal and economic freedom variables. Variables can be categorized into three main types of freedom metrics: civil freedom (such as absence of terrorism, human trafficking, torture, disappearances and detainments), political freedom (such as rule of law, due process, freedom of the press, freedom of expression, freedom of religion, and freedom of assembly), and economic freedom (such as marginal tax rates, access to international trade, business regulations, soundness of the money supply, and size of government). A quantitative model is used to assign country weights based on the above metrics as described below. Securities within each included country are selected using minimum market capitalization (“market cap”) and liquidity (90-day average daily value of shares traded on a public exchange) requirements, and are subsequently market cap-weighted. For clarification, country weights are established first, then security weights are established (within previously established country weights). The Index excludes state owned enterprises (“SOEs”). The Index was developed in 2017 by Life + Liberty Indexes, LLC, the Fund’s index provider (the “Index Provider”).

The Initial Index Universe	Index construction begins with an initial universe of common and preferred stocks (or their depositary receipts) with headquarters domiciled in emerging market countries. As of January 12, 2023, the initial country universe includes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, South Korea, Taiwan, Thailand, Turkey, United Arab Emirates (collectively, the “Initial Country Universe”).

Market Capitalization Screens	The Index Provider determines the countries eligible to be included in the Index at the time of each annual reconstitution of the Index based on the market capitalization of each emerging market relative to world market capitalization (market capitalization ratio). Countries with a market capitalization ratio of at least 0.15% of current world market capitalization and an average market capitalization ratio of at least 0.15% for the prior three years are eligible to be included in the Index (the “Eligible Universe”).

Country Selection and Weighting	Countries in the eligible universe are freedom-weighted by their country level freedom scores (“Freedom Scores”). Freedom Scores are composed of 83 quantified personal and economic freedom variables compiled by independent third party think-tanks - the Cato Institute and the Fraser Institute. Freedom Scores are used by the Index Provider to derive country weights and inclusions. Based on Index rules, the higher a country’s Freedom Score, the higher its weight in the Index. The lower a country’s Freedom Score, the lower its weight in the Index. Countries with a negative weight are excluded from the Index. As of January 12, 2023, the following ten Emerging Markets were included in the Index: Taiwan, South Korea, Chile, Poland, South Africa, Brazil, Malaysia, Indonesia, Mexico, and the Philippines. (the “included countries”).

Component Selection and Weighting	The index securities universe includes all companies domiciled in each of the included countries as determined by the index calculator. Securities must meet minimum market capitalization and liquidity requirements to be eligible for inclusion. The ten largest securities within each included country are selected and weighted based on free-float market capitalization. To be clear, country weights are established first, then individual security weights are established (within previously established country weights). Either local shares or depositary receipts can be used in the Index with preference given to ADRs for new additions. SOEs, which are defined by the Index Provider as companies with 20% or more government ownership, are excluded from the Index. The Index may include small-, mid-, and large-capitalization companies; however, the rules of the Index will naturally favor large-capitalization companies with high liquidity.

Portfolio Construction	The Index is assessed annually in January of each year at which time the Index is reconstituted and rebalanced by the Index Provider. Component changes are made after the market close on the third Friday of January and become effective at the market open on the next trading day.

The Fund’s Investment Strategy

Under normal circumstances, at least 80% of the Fund’s total assets (exclusive of collateral held from securities lending) will be invested in the component securities of the Index or in depositary receipts representing such component securities.

The Fund will generally use a “replication” strategy to seek to achieve its investment objective, meaning the Fund will invest in all of the component securities of the Index in the same approximate proportions as in the Index, but may, when the Adviser believes it is in the best interests of the Fund, use a “representative sampling” strategy, meaning the Fund may invest in a sample of the securities in the Index whose risk, return and other characteristics closely resemble the risk, return and other characteristics of the Index as a whole.

The Fund will not concentrate its investments in a particular industry or group of industries, as that term is used in the Investment Company Act of 1940, as amended (the “Investment Company Act”), except that the Fund will invest more than 25% of its total assets in securities of the same industry to approximately the same extent that the Index concentrates in the securities of a particular industry or group of industries.

The Fund may also invest up to 20% of its assets in cash and cash equivalents, other investment companies, as well as securities and other instruments not included in the Index but which the Adviser believes will help the Fund track the Index. For example, the Fund may invest in securities that are not components of the Index to reflect various corporate actions and other changes to the Index (such as reconstitutions, additions and deletions).

As of January 23, 2023, the Fund had significant exposure to the following sectors: Information Technology (27.0%), Financials (23.58%) and Materials (17.89%). As of the same date, the Fund had significant exposure to Taiwan (21.7%), Republic of Korea (18.4%), Chile (17.9%) and Poland (13.9%).

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus borrowings for investment purposes, in securities economically tied to emerging market countries. The Fund’s 80% policy is non-fundamental and can be changed without shareholder approval. However, Fund shareholders would be given at least 60 days’ notice prior to any such change.

For purposes of the Fund’s 80% policy, the securities of a company are considered to be economically tied to an emerging market country if one or more of the following attributes are tied to an emerging markets country:: stock exchange listing; where it is registered, organized or incorporated; where its headquarters are located; where it derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed; or where at least 50% of its assets are located.

The Fund will be considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund.

Principal Risks

An investment in the Fund involves risk, including those described below. There is no assurance that the Fund will achieve its investment objective. An investor may lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. More complete risk descriptions are set forth below under the heading “Additional Information About the Fund’s Risks.”

Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. As with any investment, there is a risk you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s NAV, trading price, yield, total return and/or ability to meet its objectives.

Foreign Investment Risk. Returns on investments in foreign securities could be more volatile than, or trail the returns on, investments in U.S. securities. Investments in or exposures to foreign securities are subject to special risks, including risks associated with foreign securities generally, including differences in information available about issuers of securities and investor protection standards applicable in other jurisdictions; capital controls risks, including the risk of a foreign jurisdiction imposing restrictions on the ability to repatriate or transfer currency or other assets; currency risks; political, diplomatic and economic risks; regulatory risks; and foreign market and trading risks, including the costs of trading and risks of settlement in foreign jurisdictions.

Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse occurrences affecting the Fund more than the market as a whole, to the extent that the Fund’s investments are concentrated in the securities of a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector, or asset class.

Depositary Receipts Risk. The risks of investments in depositary receipts, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), and Global Depositary Receipts (“GDRs”), are substantially similar to Foreign Investment Risk. In addition, depositary receipts may not track the price of the underlying foreign securities, and their value may change materially at times when the U.S. markets are not open for trading.

Emerging Markets Risk. The Fund may invest in companies organized in emerging market nations. Investments in securities and instruments traded in developing or emerging markets, or that provide exposure to such securities or markets, can involve additional risks relating to political, economic, or regulatory conditions not associated with investments in U.S. securities and instruments or investments in more developed international markets. Such conditions may impact the ability of the Fund to buy, sell or otherwise transfer securities, adversely affect the trading market and price for Fund shares and cause the Fund to decline in value.

Geographic Investment Risk. To the extent the Fund invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region.

Taiwan Risk. The economy of Taiwan is heavily dependent on exports. Currency fluctuations, increasing competition from Asia’s other emerge economies, and conditions that weaken demand for Taiwan’s export products worldwide could have a negative impact on the Taiwanese economy as a whole. Concerns over Taiwan’s history of political contention and its current relationship with China may also have a significant impact on the economy of Taiwan.

South Korea Risk. The Fund is susceptible to adverse market, political, regulatory and geographic events affecting South Korea. The South Korean economy is dependent on the economies of other Asian countries, especially China and Southeast Asia, and the United States as key trading partners. Furthermore, South Korea’s economy may be significantly affected by currency fluctuations and increasing competition from Asia’s other low-cost emerging economies. Also, tensions with North Korea could escalate and lead to further uncertainty in the political and economic climate of South Korea.

Investing in Chile Risk. Investments in Chilean issuers involve risks that are specific to Chile, including legal, regulatory, political, currency, environmental and economic risks. Among other things, the Chilean economy is heavily dependent on the export of certain commodities.

Investing in Poland Risk. Investments in Polish issuers may subject the Fund to legal, regulatory, political, currency and economic risk specific to Poland. Among other things, Poland’s economy is still relatively undeveloped and is heavily dependent on relationships with certain key trading partners, including Germany and other European Union (“the EU”) countries. As a result, Poland’s continued growth is dependent on the growth of these economies.

International Closed-Market Trading Risk. Because the Fund’s investments may be traded in markets that are closed when the U.S. markets are open, there are likely to be deviations between the current pricing of an underlying investment and stale investment pricing (i.e., the last quote from its closed foreign market), resulting in premiums or discounts to NAV that may be greater than those experienced by other ETFs.

Freedom Investment Strategy Risk. The Fund’s Freedom investment strategy limits the types and number of investment opportunities available to the Fund and, as a result, the Fund may underperform other emerging markets funds that do not have a freedom focus. In addition, the Index Provider may be unsuccessful in creating an index composed only of companies in countries that benefit from significant personal and economic freedoms.

Freedom Score Risk. The Index Provider relies upon the Fraser Institute, a global, independent think-tank partnership, to obtain the Freedom Score used in the Index. The Freedom Score is derived using quantified data derived from government organizations, non-governmental organizations (“NGO” or collectively “NGOs”), private sector actors, and other entities. This data is consolidated, analyzed, and disseminated by the Fraser Institute. Changes to the Freedom Score methodology or its data sources by the Fraser Institute are not controlled by the Index Provider, who relies exclusively upon the Freedom Score output for use in the Index. Should the Fraser Institute cease to provide the Freedom Score entirely, materially delay its reporting of the Freedom Score, or materially modify the calculation of the Freedom Score, the Index Provider will use its own patent-pending algorithm to produce the Freedom Score output internally using similar inputs and variables.

Annual Rebalance Risk. The Index’s components are reconstituted annually. As a result, (i) the Index’s exposure to one or more markets may be affected by significant market movements promptly following the annual reconstitution that are not predictive of those markets’ performance for the subsequent year and (ii) changes to the Index’s market exposure may lag a significant change in one or more market’s direction (up or down) by as long as a year if such changes first take effect promptly following the reconstitution. Such lags between market performance and changes to the Index’s exposure may result in significant underperformance relative to the broader foreign equity markets.

Information Technology Sector Risk. The Fund will have exposure to companies operating in the technology sector. Technology companies, including information technology companies, may have limited product lines, financial resources and/or personnel. Technology companies typically face intense competition and potentially rapid product obsolescence. They are also heavily dependent on intellectual property rights and may be adversely affected by the loss or impairment of those rights.

Financials Sector Risk. The Fund is expected to have exposure to companies in the financials sector, and therefore, the Fund’s performance could be negatively impacted by events affecting this sector. The financials sector includes, for example, banks and financial institutions providing mortgage and mortgage related services. This sector can be significantly affected by, among other things, changes in interest rates, government regulation, the rate of defaults on corporate, consumer and government debt, the availability and cost of capital, and fallout from the housing and sub-prime mortgage crisis.

Materials Sector Risk. Issuers in the materials sector may be adversely affected by commodity price volatility, exchange rates, import controls, increased competition, depletion of resources, technical progress, labor relations and government regulations, among other factors. Issuers in the materials sector may be liable for environmental damage and product liability claims. Production of materials may exceed demand as a result of market imbalances or economic downturns, leading to poor investment returns.

Geopolitical/Natural Disaster Risks. The Fund’s investments are subject to geopolitical and natural disaster risks, such as war, terrorism, trade disputes, political or economic dysfunction within some nations, public health crises and related geopolitical events, as well as environmental disasters, epidemics and/or pandemics, which may add to instability in world economies and volatility in markets. The impact may be short-term or may last for extended periods.

Quantitative Security Selection Risk. Data for some companies in which the Fund invests or upon which the Fund calculates its allocations may be less available and/or less current than data for companies in other markets. The Index uses a quantitative model to generate investment decisions and its processes and stock selection could be adversely affected if it relies on erroneous or outdated data. In addition, securities selected using the quantitative model could perform differently from the financial markets as a whole as a result of the characteristics used in the analysis, the weight placed on each characteristic and changes in the characteristic’s historical trends.

Equity Investing Risk. An investment in the Fund involves risks similar to those of investing in any fund holding equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices. The values of equity securities could decline generally or could underperform other investments. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally.

Passive Investment Risk. The Fund is not actively managed and the Adviser will not sell shares of an equity security due to current or projected underperformance of a security, industry or sector, unless that security is removed from the Index, sold in connection with a rebalancing of the Index as addressed in the Index methodology, or sold to comply with the Fund’s investment limitations (for example, to maintain the Fund’s tax status). Maintaining investments regardless of market conditions or the performance of individual investments could cause the Fund’s return to be lower than if the Fund employed an active strategy.

Tracking Error Risk. As with all index funds, the performance of the Fund and its Index may differ from each other for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs not incurred by the Index. In addition, the Fund may not be fully invested in the securities of the Index at all times or may hold securities not included in the Index.

Investment Risk. When you sell your Shares of the Fund, they could be worth less than what you paid for them. The Fund could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular asset classes or industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Therefore, you may lose money by investing in the Fund.

Non-Diversification Risk. Because the Fund is non-diversified, it may be more sensitive to economic, business, political or other changes affecting individual issuers or investments than a diversified fund, which may result in greater fluctuation in the value of the Fund’s Shares and greater risk of loss.

Market Capitalization Risk. To the extent the Fund emphasizes large-, mid- or small-capitalization stocks, it will assume the associated risks. At any given time, any of these market capitalizations may be out of favor with investors.

●	Large-Capitalization Investing. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. Large-capitalization companies may also be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.

●	Mid-Capitalization Investing. The securities of mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large-capitalization companies. The securities of mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large capitalization stocks or the stock market as a whole.

●	Small-Capitalization Investing. The securities of small-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large- or mid-capitalization companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large- or mid-capitalization stocks or the stock market as a whole. There is typically less publicly available information concerning smaller-capitalization companies than for larger, more established companies.

ETF Risk.

●	Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Fund Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

●	Premium-Discount Risk. The Shares may trade above or below their net asset value (“NAV”). The market prices of Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for, Shares on Cboe BZX Exchange, Inc. (the “Exchange”) or other securities exchanges. The trading price of Shares may deviate significantly from NAV during periods of market volatility or limited trading activity in Shares.

●	Cost of Trading Risk. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares.

●	Trading Risk. Although the Shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will be maintained. In addition, trading in Shares on the Exchange may be halted. In stressed market conditions, the liquidity of the Fund’s Shares may begin to mirror the liquidity of its underlying portfolio holdings, which can be significantly less liquid than the Fund’s Shares, potentially causing the market price of the Fund’s Shares to deviate from its NAV.

PERFORMANCE

The following information provides some indication of the risks of investing in the Fund. The bar chart shows the annual returns for the Fund. The table shows how the Fund’s average annual returns for one-year, and since inception periods compare with those of a broad measure of market performance. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Performance information is also available on the Fund’s website at www.freedometfs.com or by calling the Fund at (215) 882-9983.

Calendar Year Total Returns as of December 31

During the period of time shown in the bar chart, the highest quarterly return was 27.51% for the quarter ended December 31, 2020, and the lowest quarterly return was -30.04% for the quarter ended March 31, 2020.

Average Annual Total Returns

(for periods ended December 31, 2022)

	1 Year	Since Inception (05/22/19)
Return Before Taxes	-15.10%	4.81%
Return After Taxes on Distributions	-15.29%	4.66%
Return After Taxes on Distributions and Sale of Shares	-8.21%	4.08%
Solactive GBS Emerging Markets Large & Mid Cap Index (reflects no deduction for fees or expenses1)	-19.12%	1.40%
Life + Liberty Freedom 100 Emerging Markets Index (reflects no deduction for fees or expenses)[1]	-14.92%	5.05%

[1]	Index assumes withholding of taxes on dividends.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates during the period covered by the table and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Solactive GBS Emerging Markets Large & Mid Cap Index intends to track the performance of the large- and mid-cap segment covering approximately the largest 85% of the free-float market capitalization in the Emerging Markets. It is calculated as a Net Total Return index in USD and weighted by free-float market capitalization. The term “free-float” generally includes only securities that are publicly available in the securities markets.

Investment Adviser

Empowered Funds, LLC dba EA Advisers (“Adviser”) serves as the investment adviser of the Fund.

Portfolio Managers

Messrs. Wm. Joshua Russell and Richard Shaner have been the portfolio managers for the Fund and have managed the Fund since 2023 and 2022, respectively. Mr. Shaner has been primarily and jointly responsible for the day-to-day management of the Fund since 2022. Mr. Russell has been primarily and jointly responsible for the day-to-day management of the Fund since January 2023.

PURCHASE AND SALE OF FUND SHARES

The Fund issues and redeems Shares on a continuous basis only in large blocks of Shares, typically 50,000 Shares, called “Creation Units,” and only APs (typically, broker-dealers) may purchase or redeem Creation Units. Creation Units generally are issued and redeemed ‘in-kind’ for securities and partially in cash. Individual Shares may only be purchased and sold in secondary market transactions through brokers. Once created, individual Shares generally trade in the secondary market at market prices that change throughout the day. Market prices of Shares may be greater or less than their NAV. Except when aggregated in Creation Units, the Fund’s shares are not redeemable securities.

TAX INFORMATION

The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless your investment is in an Individual Retirement Account (“IRA”) or other tax-advantaged account. However, subsequent withdrawals from such a tax-advantaged account may be subject to federal income tax. You should consult your tax advisor about your specific tax situation.

PURCHASES THROUGH BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Shares through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Shares over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.